SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-S6)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-19              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On December 26, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 2, 2003            By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002



                    CSFB Mortgage Pass-Through Certificates, Series 2002-S6
                                Statement to Certificate Holders
                                      December 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1      50,000,000.00             0.00           0.00           0.00            0.00        0.00       0.00                0.00
A_2     138,500,000.00    85,307,739.11   8,890,215.52     127,084.83    9,017,300.35        0.00       0.00       76,417,523.59
A_3     180,750,000.00   155,673,024.73  15,054,070.97     810,797.00   15,864,867.97        0.00       0.00      140,618,953.76
A_4      45,000,000.00    27,717,315.95   2,888,517.68      43,677.87    2,932,195.55        0.00       0.00       24,828,798.27
A_5      50,000,000.00    30,797,017.73   3,209,464.09      59,138.83    3,268,602.92        0.00       0.00       27,587,553.64
A_R             100.00             0.00           0.00           0.00            0.00        0.00       0.00                0.00
M_1      54,000,000.00    54,000,000.00           0.00     129,270.00      129,270.00        0.00       0.00       54,000,000.00
M_2      32,750,000.00    32,750,000.00           0.00     102,371.04      102,371.04        0.00       0.00       32,750,000.00
BA        7,000,000.00     7,000,000.00           0.00      29,415.56       29,415.56        0.00       0.00        7,000,000.00
BF       10,000,000.00    10,000,000.00           0.00      50,000.00       50,000.00        0.00       0.00       10,000,000.00
P               100.00           100.00           0.00     300,565.12      300,565.12        0.00       0.00              100.00
TOTALS  568,000,200.00   403,245,197.52  30,042,268.26   1,652,320.25   31,694,588.51        0.00       0.00      373,202,929.26

A_IO    176,000,000.00   104,000,000.00           0.00     606,666.67      606,666.67        0.00       0.00       98,100,000.00
X_1     568,000,200.00   413,771,867.87           0.00           5.88            5.88        0.00       0.00      385,404,567.00
X_2               0.00             0.00           0.00           0.00            0.00        0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VVU3       0.00000000      0.00000000        0.00000000         0.00000000      0.00000000       A_1     3.289000 %
A_2    22540VVV1     615.94035458     64.18928173        0.91758000        65.10686173    551.75107285       A_2     1.730000 %
A_3    22540VVW9     861.26154761     83.28669970        4.48573721        87.77243690    777.97484791       A_3     6.250000 %
A_4    22540VVX7     615.94035444     64.18928178        0.97061933        65.15990111    551.75107267       A_4     1.830000 %
A_5    22540VVY5     615.94035460     64.18928180        1.18277660        65.37205840    551.75107280       A_5     2.230000 %
A_R    22540VWA6       0.00000000      0.00000000        0.00000000         0.00000000      0.00000000       A_R     9.793917 %
M_1    22540VWB4   1,000.00000000      0.00000000        2.39388889         2.39388889  1,000.00000000       M_1     2.780000 %
M_2    22540VWC2   1,000.00000000      0.00000000        3.12583328         3.12583328  1,000.00000000       M_2     3.630000 %
BA     22540VWD0   1,000.00000000      0.00000000        4.20222286         4.20222286  1,000.00000000       BA      4.880000 %
BF     22540VWE8   1,000.00000000      0.00000000        5.00000000         5.00000000  1,000.00000000       BF      6.000000 %
P      22540VC26   1,000.00000000      0.00000000  ################   ################  1,000.00000000       P       9.793917 %
TOTALS               709.93847805     52.89129874        2.90901350        55.80031224    657.04717931

A_IO   22540VVZ2     590.90909091      0.00000000        3.44696972         3.44696972    557.38636364       A_IO    7.000000 %
X_1    22540VC34     728.47134186      0.00000000        0.00001035         0.00001035    678.52892833       X_1     0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                               December 26, 2002


Sec. 4.06(i)    Principal Remittance Amount (Total)                                             28,016,984.77
                Group 1                                                                         14,003,250.86
                Group 2                                                                         14,013,733.91

                Scheduled Principal Payments (Total)                                               346,671.53
                Group 1                                                                            198,971.24
                Group 2                                                                            147,700.29

                Principal Prepayments (Total)                                                   26,984,671.22
                Group 1                                                                         13,602,125.81
                Group 2                                                                         13,382,545.41

                Curtailments (Total)                                                               669,044.84
                Group 1                                                                            201,162.65
                Group 2                                                                            467,882.19

                Cutailment Interest Adjustments (Total)                                              4,893.76
                Group 1                                                                              1,001.53
                Group 2                                                                              3,892.23

                Repurchase Principal (Total)                                                             0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00

                Substitution Amounts (Total)                                                             0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00

                Net Liquidation Proceeds (Total)                                                    11,698.72
                Group 1                                                                                  0.00
                Group 2                                                                             11,698.72

                Other Principal Adjustments (Total)                                                      4.70
                Group 1                                                                                -10.37
                Group 2                                                                                 15.07

                Gross Interest (Total)                                                           4,194,976.00
                Group 1                                                                          2,186,602.23
                Group 2                                                                          2,008,367.89

                Recoveries From Prior Loss Determinations (Total)                                        0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00

                Reimbursements of Non-Recoverable Advances Previously Made (Total)                  19,894.26
                Group 1                                                                             10,739.67
                Group 2                                                                              9,154.59

                Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                     0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -7-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            December 26, 2002

Sec. 4.06(vi)   Number of Loans with Respect to which Prepayment Penalties were Collected (Total)              157
                Group 1                                                                                        111
                Group 2                                                                                         46

                Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)    6,232,819.56
                Group 1                                                                               3,745,752.07
                Group 2                                                                               2,487,067.49

                Amount of Prepayment Penalties Collected (Total)                                        300,564.30
                Group 1                                                                                 180,366.72
                Group 2                                                                                 120,197.58

Sec. 4.06(iv)   Beginning Number of Loans Outstanding (Total)                                                9,948
                Group 1                                                                                      6,892
                Group 2                                                                                      3,056

                Beginning Aggregate Loan Balance (Total)                                            413,771,867.87
                Group 1                                                                             214,685,895.07
                Group 2                                                                             199,085,972.80

                Ending Number of Loans Outstanding (Total)                                                   9,343
                Group 1                                                                                      6,483
                Group 2                                                                                      2,860

                Ending Aggregate Loan Balance (Total)                                               385,404,567.00
                Group 1                                                                             200,522,610.78
                Group 2                                                                             184,881,956.22

Sec. 4.06(v)    Servicing Fees including Credit Risk Manager Fee and FSA Premium(Total)                 189,473.29
                Group 1                                                                                  98,190.41
                Group 2                                                                                  91,282.88

                Trustee Fee (Total)                                                                       1,896.46
                Group 1                                                                                     983.98
                Group 2                                                                                     912.48

Sec. 4.06(vii)  Current Advances (Total)                                                                        N/A
                Group 1                                                                                         N/A
                Group 2                                                                                         N/A

                Aggregate Advances (Total)                                                                      N/A
                Group 1                                                                                         N/A
                Group 2                                                                                         N/A


                                      -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            December 26, 2002


Sec. 4.06(viii) Delinquent Mortgage Loans

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month             99            3,375,003.79                  1.68 %
                2 Month             56            1,723,705.11                  0.86 %
                3 Month             97            3,251,108.18                  1.62 %
                Total              252            8,349,817.08                  4.16 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month            75            4,468,866.29                  2.42 %
                2 Month            33            2,111,973.74                  1.14 %
                3 Month           116            7,935,002.07                  4.29 %
                 Total            224           14,515,842.10                  7.85 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month           174            7,843,870.08                  2.04 %
                2 Month            89            3,835,678.85                  1.00 %
                3 Month           213           11,186,110.25                  2.90 %
                 Total            476           22,865,659.18                  5.94 %

                * Delinquent Bankruptcies are included in the table above.


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                 23                713,054.04                 0.36 %


                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                 11                604,271.29                 0.33 %


                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                 34              1,317,325.33                 0.34 %

                * Only Current Bankruptcies are reflected in the table above.


                Balance of Bankruptcies delinquent 31 to 60 days (Total)                        252,003.97
                Group 1                                                                          50,795.23
                Group 2                                                                         201,208.74

                * Above figures provided for calculation of Rolling Three Month Delinquency Rate.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                 5                216,215.56                 0.11 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                 5                342,087.05                 0.19 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                10                558,302.61                 0.14 %



                                    -9-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                           December 26, 2002

Sec. 4.06(xi)   REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

Section 4.06(xii)       Current Realized Losses (Total)                                                 350,316.10
                        Group 1                                                                         160,033.43
                        Group 2                                                                         190,282.67

                        Cumulative Realized Losses (Total)                                            7,950,421.16
                        Group 1                                                                       1,557,753.85
                        Group 2                                                                       6,392,667.31

Sec. 4.06(xiv)  Amount on Deposit in Pre-Funding Account (Total)                                              0.00
                Group 1                                                                                       0.00
                Group 2                                                                                       0.00

Sec. 4.06(xiv)  Capitalized Interest Requirement (Total)                                                      0.00
                Group 1                                                                                       0.00
                Group 2                                                                                       0.00

Sec. 4.06(xv)   Insured Payments (Total)                                                                      0.00
                Group 1                                                                                       0.00
                Group 2                                                                                       0.00

Trigger Event (Effective March 2005)
                Is Rolling 3 Month Delinquency Rate > 15.5% of Sr. Enhancement%?                               NO
                Rolling 3 Month Delinquency Rate                                                          3.91767 %
                Sr. Enhancement Percentage x 15.5%                                                        4.65000 %
                OR
                (Does Cumulative Loss % of Orig. Agg. collateral Bal. exceed Cumulatiave Loss Limit?)
                Cumulative Loss % of Original Aggregate Collateral Balance                                1.39972 %
                Cumulative loss Limit                                                                     4.50000 %

O/C Reporting   Targeted Overcollateralization Amount                                                21,300,003.75
                Ending Overcollateralization Amount                                                  12,201,637.74
                Ending Overcollateralization Deficiency                                               9,098,366.01
                Overcollateralization Release Amount                                                          0.00
                Monthly Excess Interest                                                               2,025,283.49
                Payment to Class X-1                                                                          5.88


                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
